HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
(the “Funds”)

No Load Shares
Class C Shares
June 16, 2010

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2010, as supplemented

The following information supplements the section titled “Investment Sub-Advisors to Underlying Funds” on page 20  of the Prospectus.

Battenkill Capital Management, Inc.

Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Battenkill Capital Management, Inc. (“Battenkill”) as a sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets.  The appointment of Battenkill does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus titled “Investment Sub-Advisors” on pages 30-34 describing the sub-advisors to the Underlying Funds is hereby amended to add the following:

Battenkill Capital Management, Inc.

The Advisor has entered into a sub-advisory agreement with Battenkill Capital Management, Inc. (“Battenkill”), to manage a portion of the Market Neutral Equity Portfolio.  Battenkill is located at 5 Independence Way, Suite 300, Princeton, NJ 08540-6627, and is a registered investment advisor.  Battenkill provides investment advice and portfolio management services to individually managed accounts for high net worth individuals and to other pooled investment vehicles.

Please retain this Supplement with your
Prospectus for future reference.